THE RBB FUND, INC.
                                    (THE "COMPANY")

                        SUPPLEMENT DATED JANUARY 28, 1998 TO
                 PROSPECTUSES FOR BOSTON PARTNERS MID CAP VALUE FUND
                        INVESTOR CLASS AND INSTITUTIONAL CLASS
                               DATED DECEMBER 1, 1997



         The paragraph under the heading "Portfolio Turnover" on page 5 of the Investor Class Prospectus and page 5 of the Institutional Class Prospectus is deleted and replaced with the following paragraph:

                  "The Fund retains the right to sell securities irrespective of how long they have been held. The Adviser estimates that the annual turnover in the Fund will not exceed 150%. High Portfolio turnover (100% or more) will generally result in higher transaction costs and may result in the realization of short-term capital gains that are taxable as ordinary income."